Supplement dated September 15, 2011 to the Prospectus dated May 1, 2011 for

Strategic Group Variable Universal Life®

Effective October 1, 2011, the current schedule for the Administrative Charge will be reduced for certain policies. The following text replaces the “Current Amount Deducted” description for the Administrative Charge that appears in the Periodic Charges Other than Fund Operating Expenses table.

(i)	Policies issued as part of an employer sponsored mandatory (basic) insurance program:
•	Fewer than 1,000 policies in a case, $5.25 per policy*
•	1,000+ policies in a case, $0.00 per policy**
(ii)	All other policies, $5.25 per policy

*	For employer sponsored mandatory (basic) insurance programs, cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that case. Such reduction will take effect within 60 days of the date of the annual review.

**	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the monthly Administrative Charge for your policy will be $5.25.

If you have any questions, please contact your registered representative or call the MassMutual Customer Service Center at 1-800-548-0073 Monday through Friday between 8 a.m. and 5 p.m. Eastern Time to speak to a representative.

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